SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934





Date of report:   June 17, 1999
         (Date of earliest event reported)




                       HANNAFORD BROS. CO.
      (Exact name of registrant as specified in its charter)




            Maine                  1-7603         01-0085930
(State or other jurisdiction of  (Commission   (I.R.S. Employer
 incorporation or organization)   File No.)   Identification No.)




        145 Pleasant Hill Road, Scarborough, Maine 04074 (Address of principal executive offices) (Zip code)




Registrant's telephone number:  (207) 883-2911

Item 5.  Other Events.

     On June 17, 1999, Hannaford Bros. Co. announced that its Executive Vice President and Chief Financial Officer, Blythe J. McGarvie had resigned to pursue an opportunity with Societe BIC, headquartered in Paris, France, where she will become Vice President and Chief Financial Officer.

         Also on June 17, 1999, Hannaford announced two additional senior management changes. Ronald C. Hodge, a 19 year Hannaford associate and former Executive Vice President of Sales and Northeast Operations was promoted to the position of Executive Vice President and Chief Operating Officer. This is a new position in the Hannaford organization. Paul A. Fritzson, a 21 year Hannaford associate and former Executive Vice President of Strategic Development was promoted to Executive Vice President and Chief Financial Officer to replace Ms. McGarvie.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press release dated June 17, 1999, announcing
                            May sales and reporting the resignation of Ms. McGarvie

                  99.2  Press release dated June 17, 1999, announcing
                            the promotions of Mr. Hodge and Mr. Fritzson



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   HANNAFORD BROS. CO.

Date: June 21, 1999                 By: /s/ Charles H. Crockett
                                       Assistant Secretary

                   HANNAFORD BROS. CO.

                     EXHIBIT INDEX


Exhibit
Number     Description

99.1                       Press release dated June 17, 1999

99.2                       Press release dated June 17, 1999